Rodman & Renshaw 17 th Annual Global Investment Conference September 10, 2015 NASDAQ: GALT www.galectintherapeutics.com © 2015 Galectin Therapeutics Inc. Exhibit 99.1

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others.
They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, potential partnering opportunities and estimated spending for 2015. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials may not lead to positive outcomes or regulatory approval.  We may experience delays in our trials, which could include enrollment delays.  Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change.  We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. We are currently the subject of litigation, which may impact our human and capital resources. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form
10-K
for
the
year
ended
December
31,
2014,
and
our
subsequent
filings
with
the
SEC.
You
should
not
place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
Forward-Looking Statements

Over 20 years experience as biotech entrepreneur • 10X Fund, L.P., general partner • Pro-Pharmaceuticals, co-founder • Minerva Biotechnologies Corporation, CEO

	Over 28 years relevant experience
	• Recognized leader in gastroenterology and hepatology
	• University of Pennsylvania
	  • Chief of Gastroenterology
	  • Chairman of Internal Medicine
	  • CEO of Health System, Dean of Medicine
	• Baylor College of Medicine, President and CEO
	• GlaxoSmithKline, Senior Vice President and Chief Medical Officer

	Over 32 years of relevant experience • Solvay Pharmaceuticals, CEO • CIBA Vision Ophthalmics (n/k/a Novartis Vision), SVP & co-founder • Tikvah Therapeutics, Founder and CEO
	Over 25 years of relevant experience • Reach Health, CFO • Vystar Corporation, CFO • Corautus Genetics • Deloitte

James Czirr, Executive
Chairman
Peter G. Traber, M.D.
President, CEO, CMO
Harold
H. Shlevin, Ph.D.
COO & Corporate
Secretary
Jack
W. Callicutt
CFO
Experienced Executive Leadership Team
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Organ Fibrosis
Organ Fibrosis
•
45% of U.S. deaths estimated to be associated with
fibrotic disease
1
•
Lead indication is liver fibrosis/cirrhosis due to fatty liver disease
(75%
of
all
liver
disease
in
U.S.
2
)
•
Potentially applicable to other fibrotic diseases based on
pre-clinical studies
Cancer
Cancer
•
Focus on combination immunotherapy, one of the most
promising approaches to cancer therapy
•
Lead indication is advanced melanoma, but technology
applicable to other cancers
1
Wynn, TA. Nat Rev Immunol. 2004;4:583–594. doi:10.1038/nri1412
2
Younossi, et al. Clin. Gasto. Hepatol. 2011;9:524-530
Developing Products For Major Unmet Medical Needs

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Role in Disease
Role in Disease
•
Gal-3 is increased in inflammation and fibrogenesis
•
Genetic modification in mice that eliminates gal-3 prevents
fibrosis in liver, lung, kidney and heart
•
The majority of cancers express high levels of gal-3, which
promotes tumor growth and inhibits immune response
Galectin-3 Protein
Galectin-3 Protein
•
Binds to galactose residues (sugars) in glycoproteins and
promotes interactions between these proteins
•
High expression in immune cells (macrophages)
•
Modulates cell signaling and immune cell function
Lead Drug
Candidate
GR-MD-02
Lead Drug
Candidate
GR-MD-02
•
A
complex carbohydrate that disrupts gal-3 function,
particularly affecting immune/repair function in macrophages
•
Extensive analytical analysis using state-of-the-art methods to support human use
•
Existing patent coverage through 2031 with 2 composition
and 5 method patents issued
•
Efficacy in preclinical models with encouraging human results
Drugs That Target Galectin-3 Protein May Address These
Unmet Medical Needs

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Clinical Focus
Stage of Development
Drug
Indication
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Fibrosis
GR-MD-02
NASH cirrhosis
NASH advanced fibrosis
Lung, Kidney,
Cardiovascular
fibrosis
Cancer Immunotherapy (combination therapy)
GR-MD-02 +
Yervoy
Melanoma
GR-MD-02 +
Keytruda
Melanoma
Plaque Psoriasis (exploratory)
GR-MD-02
Moderate-severe
New Galectin-3
Inhibitors
Discovery program to identify
subcutaneous and oral forms of
carbohydrates
and oral small molecules
Pipeline of Indications for GR-MD-02
2H 2015
2H 2015
Sept 2015
Sept 2015

ADVANCED FIBROSIS AND CIRRHOSIS DUE TO FATTY LIVER DISEASE NASH: (NON-ALCOHOLIC STEATOHEPATITIS) Lead Indication in Organ Fibrosis 7 © 2015 Galectin Therapeutics | NASDAQ:GALT

Fatty Liver Disease (NASH) Is An Epidemic With
No Approved Therapies
•
Estimates for number of people with NASH is 18-30M in the US
•
5-9M people in U.S. may have NASH AND advanced fibrosis (Stage 2/3).
1-2M people may have cirrhosis (stage 4), the most advanced disease.
•
Major global problem driven by increasing obesity & diabetes.
•
NASH causes need for liver transplants and affects survival. Patients with NASH on transplant list increasing nearly 15% per year, while number of patients with hepatitis C and B are decreasing.
•
U.S. NASH market could be $25 Billion by 2025
•
Based on 1 million patients with advanced NASH being treated in the U.S.
•
Global market (U.S., E.U., and Japan) could be $35-40 Billion by 2025

© 2014 Galectin Therapeutics  |  NASDAQ: GALT
1
Who will be the kings of NASH-ville? Key players and an overview. May 21, 2015, Alethia
Young,
Deutsche Bank Markets Research
Extracted
from
Deutsche
Bank
Markets
Research
1

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Fibrosis
Progression
Stage 1
Stage 2
Stage 3
Stage 4
Liver
biopsy
(Blue = fibrosis)
Cirrhosis
Scarring (Fibrosis) Of The Liver In Advanced NASH
Leads To Patient Morbidity and Mortality
Early Disease (low stage fibrosis)
Late Disease (advanced fibrosis)
No increased mortality*
Increased mortality*
*All cause mortality as compared to reference group with prospective follow-up of up to 33 years (Ekstedt, et al. Hepatology 2015;61:1547-1554)

Galectin Therapeutics Is Targeting Late-Stage NASH

•
GR-MD-02 (Galectin)
•
Reduce inflammation*
•
Reduce fibrosis progression*
•
Reverse existing fibrosis*
•
Simtuzumab
(Gilead)
•
Reduce fibrosis progression*
© 2015 Galectin Therapeutics   NASDAQ:GALT
Companies in Phase 2; multiple other companies in discovery and Phase 1
Early Disease (low stage fibrosis)
Late Disease (advanced fibrosis)
Stage 1
Stage 2
Stage 3
Stage 4 (Cirrhosis)
•
Obeticholic
Acid (Intercept)
•
GFT505 (Genfit)
•
Liraglutide
(Novo Nordisk)
•
Aramchol
(Galmed)
•
Cysteamine
(Raptor)
•
Cenicriviroc
(Tobira)
•
Emricasan
(Conatus)
•
PX104 (Gilead/Phenex)
•
KD025 (Kadmon)
•
NGM282 (NGM (Merck))
•
Pradigastat
(Novartis)
•
Roflumilast/Pioglitazone (Takeda)
*Based on effects seen in preclinical studies and mechanisms of action

Strong Scientific Basis For GR-MD-02 Development
Published in Peer-Reviewed Scientific Journals
•
Mouse model of NASH
•
Reduces inflammation, fat, and cell death
•
Prevents as well as reverses fibrosis
•
Rat model of liver cirrhosis
•
Reduces inflammation and cell death
•
Reverses fibrosis and cirrhosis
•
Reduces portal hypertension associated with cirrhosis

© 2015 Galectin Therapeutics  |  NASDAQ: GALT
Control (No treatment)
GR-MD-02 (4 weekly doses)

•
Study GT-020: Multiple dose escalation, double-blind, placebo-
controlled trial in NASH patients with advanced fibrosis
•
GR-MD-02 was safe and well tolerated
•
Doses in targeted therapeutic window for drug administration
•
Highest dose tested may have an effect on liver fibrosis
•
Reduced serum alpha-2 macroglobulin, a marker of fibrosis
•
Reduced
liver
stiffness
assessed
by
FibroScan
®
•
Study GT-029: No interaction between GR-MD-02 and midazolam
•
Adds to strong safety profile
•
Allows for expansion of number of patients eligible to be included in
Phase 2 clinical trials and future commercial population
•
In total, 38 subjects receiving 132 doses of GR-MD-02 showed excellent safety profile
•
Fast Track designation from FDA

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Two Completed Phase 1 Trials Provide Strong
Foundation For Phase 2 Clinical Program

Percent of Baseline Value
150
100
50
0
Day -1
Day 38
Day 63
150
100
50
0
Day -1
Day 38
Day 63

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

80%
120%
Placebo
GR-MD-02 (8 mg/kg)
3 of 5 patients treated with GR-MD-02 had reduction in liver stiffness to below 80% of baseline values (red squares)*
Evidence Of Reduced FibroScan
®
Scores In Cohort 3
Patients Treated With GR-MD-02
*FS added during cohort 2, but only available at most centers for cohort 3. In cohort 3 there were technically adequate scans at baseline, Day 38 and Day 63 in 5 patients administered GR-MD-02 and 3 patients administered placebo. Five patients in cohort 3 were not available for FibroScan
®
analysis (3 placebo and 2 active) because of unavailability of the instrument at the site (1 placebo and 1 active), unavailability of the appropriate instrument probe (1 active), a technically inadequate baseline scan (1 placebo), and the Day
63 scan not being performed (1 placebo).

Phase 2 Clinical Trials Focus On Two Indications In
NASH Patients With Advanced Fibrosis
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

1 Year of
Therapy
Indication
NASH with
Cirrhosis
(Stage 4)
Objective
Expectation From
Successful Study
Reduction of
portal pressure
and liver fibrosis
Has potential to be
a pivotal trial
NASH-CX
4
Months of
Therapy
Reduction of liver
fibrosis as assessed
using three non-
invasive tests
Basis for future
Phase 2b or
Phase 3 trials
NASH-FX
NASH with
Advanced
Fibrosis, but
not Cirrhosis
(Stage 3)
With positive results, either of these studies could be basis for FDA Breakthrough application
For more details on clinical trials, please visit clinicaltrials.gov

Summary of NASH Advanced Fibrosis Program
•
Preclinical studies show galectin-3 to be a well-validated target that is inhibited by GR-MD-02
•
In preclinical models GR-MD-02 has multiple effects
•
Reduces inflammation, fat and ballooning hepatocytes in NASH
•
Reduces and reverses liver fibrosis and cirrhosis
•
Reduces portal pressure, an endpoint of NASH-CX trial
•
NASH is an unmet medical need with a very large potential market
•
GR-MD-02 is well suited to target NASH with advanced fibrosis and cirrhosis, an area with less competition than early NASH
•
In NASH patients with advanced fibrosis, GR-MD-02 is safe and well tolerated, therapeutic doses have been defined, and there is evidence of effect on fibrogenic process in patients
•
Phase 2 clinical trial program addresses different patient populations
•
NASH-CX trial in cirrhosis with top line results end of 2017
•
NASH-FX trial in stage 3 fibrosis with top line results 2H 2016

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

ADVANCED MELANOMA Lead Indication in Cancer Immunotherapy 16 © 2015 Galectin Therapeutics | NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Focus on
Immunotherapy
Focus on
Immunotherapy
•
Immunotherapy is a major breakthrough in cancer
•
Galectin-3 plays an important role in reducing the
ability of immune system to fight cancer
Critical
Collaboration
Established
Critical
Collaboration
Established
•
Robert W. Franz Cancer Research Center, Earle A.
Chiles Research Institute Providence-Portland Medical
Center (PPMC), Portland Oregon
•
Demonstrated clinical trial expertise in melanoma and
tumor immunology basic science research
•
Ability to conduct clinical trials and assist in funding
Cancer Therapy Strategy
Advanced
Melanoma as
Initial Indication
Advanced
Melanoma as
Initial Indication
•
In U.S. 76,000 new diagnoses and 9,100 deaths per year*
•
Even with newly approved drugs, a substantial unmet
medical need remains
*Siegel, et al. CA Cancer J Clin
2012;62:10

Immune checkpoint blockade
Plus GR-MD-02
PD-1-blockade (KEYTRUDA®)
CTLA-blockade (Yervoy®)
Natural History
Patients Alive
1
2
3
4
Years

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

GR-MD-02 May Be Used In Combination With Other
Immunotherapies To Enhance Patient Survival
Note: these are illustrative
curves not representative of
actual data; redrawn from
figure of the American
Association for Cancer
Research, 2013
PPMC preclinical studies in mice demonstrated that GR-MD-02 has a synergistic effect on multiple tumors in combination with other immunotherapies

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
PPMC Conducting Two Melanoma Phase 1b
Clinical Trials With GR-MD-02
•
Phase 1b Clinical Trial In Patients With Advanced Melanoma
Using GR-MD-02 In Combination With Yervoy®
•
Advanced melanoma with indication for Yervoy
®
treatment
•
Dose
escalation
with
GR-MD-02
plus
standard
Yervoy
®
•
Measure tumor and immune system response
•
Two dosing groups complete showing no dose-limiting toxicity
•
Study details on clinicaltrials.gov
•
Phase 1b Clinical Trial In Patients With Advanced Melanoma
Using
GR-MD-02
In
Combination
With
KEYTRUDA
®
•
Melanoma
progression
after
Yervoy
®
and/or
BRAF
targeted
therapy
•
Melanoma progression after KEYTRUDA
®
monotherapy
•
Remainder of design mirrors first study
•
Plan to initiate in 2H 2015

Summary of Cancer Immunotherapy Program
•
Collaboration with investigative group at PPMC who have
significant expertise in basic tumor immunology and
translational clinical trials
•
Preclinical studies demonstrate in multiple cancers that GR-MD-
02 augments the anti-tumor effects of monoclonal antibody
checkpoint inhibitors
•
Initial target is advanced melanoma, but also applicable to other cancer types
•
Two Phase 1b clinical trials funded by PPMC
•
May get early evidence of effect since advanced immune
response markers being used to evaluate drug effect in addition to tumor response

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

Exploratory Indication
•
Moderate-to-severe plaque psoriasis
•
Patient in Phase 1 trial had apparent remission of severe psoriasis while receiving 4 mg/kg of GR-MD-02
•
Galectin-3 plays important role in skin and there is increase in skin vessels of patients with psoriasis
1,2
•
Open-label, single-site, 10-patient study to evaluate the effect of 3 months of GR-MD-02 on the number of patients who have at least
75% improvement in Psoriasis Activity Severity Index (PASI-75)
•
Details on clinicaltrials.gov
•
https://clinicaltrials.gov/ct2/show/NCT02407041?term=GR-MD-02&rank=5

© 2015 Galectin Therapeutics  |  NASDAQ: GALT
1
Larsen L, et al. J. Derm
Sci. 2011;64:85-91
2
Lacina
L, et al. Folia Biologica. 2006;52:10-15

Study
Indication
Endpoints
Start
Data Reporting
Phase 1b:
Yervoy
®
Advanced
melanoma
Safety
ir-RECIST
Immune
markers
Underway
Dose
Group
1:
complete
Dose
Group
2:
complete
Dose Group 3: initiated
Phase 1b:
KEYTRUDA
®
Advanced
melanoma
Safety
ir-RECIST
Immune
markers
2h 2015
TBD

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Advanced Liver Fibrosis/Cirrhosis
Advanced Melanoma
Study
Indication
Endpoints
Start
Data
Reporting
GT-026
“NASH-CX”
NASH with cirrhosis
Portal pressure (HVPG);
liver biopsy
Underway
End 2017
GT-028
“NASH-FX”
NASH with
advanced fibrosis
Multi-parametric MRI
Comparisons
include
MRE and FibroScan
®
Sept.
2015
2H 2016
Expected Development Program Milestones
Study
Indication
Endpoints
Start
Data Reporting
Phase 2a:
GT-030
Moderate-to-severe
plaque psoriasis
Psoriasis Activity
Severity Index (PASI
75)
Sept. 2015
Q3 2016
Psoriasis

Program Summary
•
NASH (non alcoholic steatohepatitis) is an unmet medical need with a very large potential global market
•
Late-stage NASH, with advanced fibrosis/cirrhosis is desirable from regulatory and commercial perspectives
•
Preclinical studies with GR-MD-02 indicated positive effects on multiple aspects of NASH, including fibrosis reversal
•
Completed Phase 1 studies demonstrated drug was safe and well tolerated and provided proof-of-concept on anti-fibrotic activity
•
Currently engaged in two Phase 2 NASH clinical trials in cirrhosis and advanced fibrosis without fibrosis
•
Investigator-initiated studies in cancer immunotherapy and
psoriasis enhance the GR-MD-02 opportunity
•
Strong executive leadership team with extensive experience

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

Galectin Therapeutics

CEO PERSPECTIVES

with Peter G. Traber, M.D.

Company Blog:  CEO Perspectives
•
New communication feature to provide in depth information on clinical development programs and other news
•
http://perspectives.galectintherapeutics.com/
•
Most recent posts
•
The Potential for Treatment of Liver Fibrosis With Galectin’s Drug Candidate GR-MD-02
•
Clinical Development Program in Liver Fibrosis
•
Successful Phase 1 Clinical Trial Supports Phase 2 Clinical Development Program
•
Clinical Trial to Establish Efficacy of GR-MD-02 in NASH Cirrhosis
•
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© 2015 Galectin Therapeutics  |  NASDAQ: GALT

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